Q4 2022 Investor Presentation January 2023

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given the inflationary environment, the COVID-19 pandemic and governmental responses. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in other SEC filings under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this press release and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non- GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation.

3 Q4 2022 Results Highlights (1) Please refer to non-U.S. GAAP reconciliation in the appendix (2) The sale of two branches on October 1, 2022 resulted in a $7.3 million reduction in loans; the growth percentage is net of the accounts sold (3) The sale of two branches on October 1, 2022 resulted in a $66.0 million reduction in deposits; the growth represented is net of the accounts sold Operating Results Loans Deposits Capital Asset Quality • Net income of $10.6 million, or $1.18 per diluted share, and core net income (1) of $8.1 million, or $0.90 per diluted share (1) • ROAA of 2.11% and ROATCE of 26.49%; Core ROAA (1) of 1.61% and Core ROATCE (1) of 20.21% • Completed sale of two branches resulting in a $2.4 million net gain • Net interest margin of 4.39% • Core efficiency ratio (1) of 45.98% • Annualized loan growth of 18.1% from Q3 2022 (2) • Loan portfolio of $1.6 billion increased 4.1% from Q3 2022 • Average yield on loans of 6.05% improved from 5.37% for Q3 2022 • Loans / deposits ratio of 92.24% compared to 86.30% for Q3 2022 • Deposits of $1.7 billion increased $19.7 million, or 1.2%, from Q3 2022 (3) • Average cost of total deposits increased to 1.09% from 0.58% in Q3 2022 • Noninterest-bearing deposits comprised 26.79% of total deposits compared to 28.27% at Q3 2022 • Nonperforming loans to gross loans of 0.14% improved from 0.26% at Q3 2022 • Net charge-offs at $205,000 • Allowance for loan losses to gross loans of 1.27% compared to 1.20% at Q3 2022 • OREO balance remained flat from Q3 at $2.9 million • Announced and paid quarterly dividend of $0.09 per share • Tangible common equity to tangible assets (1) of 8.07%, up from 7.48% at Q3 2022 • Tangible book value per share (1) of $18.79, up 7.5% from Q3 2022

4 Branches (13) Legend Huntsville Birmingham Montgomery Columbus Atlanta Alabama Georgia 65 85 75 Anniston Auburn 20 85 75 85 65 65 59 Tuscaloosa LPOs (2) YoY Core Deposit Growth: 8.3%Loans / Deposits: 92.24% Overview of Southern States Bancshares, Inc. Q4 ‘22 Financial Highlights YoY Asset Growth: 14.7%Assets ($B): $2.0 NPLs / Loans: 0.14% YoY Loan Growth: 26.9%Gross Loans ($B): $1.6 LLR / Loans: 1.27% YoY Deposit Growth: 10.6%Deposits ($B): $1.7 YTD NCOs / Avg. Loans: 0.05% TCE / TA(1): 8.07% Core Net Income(1)($M): $8.1 Core ROAA(1): 1.61% NIM: 4.39% Core Efficiency Ratio(1): 45.98% Mobile Savannah Macon Valdosta Augusta Southern States Bancshares (Nasdaq: SSBK) was founded in August 2007 by current CEO and Chairman, Steve Whatley, and a group of organizing directors and priced its IPO on August 11, 2021 Management team with 200 years of collective experience in the banking industry and deep ties to local markets History of solid growth, top-tier profitability and a strong credit culture Bifurcated growth strategy through organic growth and disciplined M&A Focused on being a dominant bank in our smaller markets and a competitive player in the larger metropolitan areas Diversified loan portfolio complemented by low-cost, core funding base Source: S&P Global Market Intelligence; Company Documents Financial data as of the three months ended 12/31/22 unless otherwise noted Note: Core Deposits defined as total deposits less jumbo time deposits; jumbo time deposits classified as deposits larger than $250,000 (1) Please refer to non-U.S. GAAP reconciliation in the appendix

5 Experienced Management Team (1) Refers to management and directors, excludes institutional owners or direct representatives of an institutional owner Steve Whatley Founder, Chairman & CEO Lynn Joyce SEVP & Chief Financial Officer Greg Smith SEVP & Chief Risk and Credit Officer Jack Swift SEVP & Chief Operating Officer Our senior management team has an average of over 30 years of experience in the banking industry Mark Chambers President Company insiders own 15.9% of the common shares and equivalents(1) • 1982-2006 Market President Colonial Bank • 1980-1982 Vice President Commercial Lender AmSouth Bank • 1978-1980 Vice President Trust Company Bank • 1973-1978 Loan Officer/Mgt. Trainee Security Pacific Bank • 2007-2019 SEVP & President Southeast Region Southern States Bank • 2004-2007 Market President Wachovia Bank • 1998-2004 Commercial Lender Aliant Bank • 1992-2013 EVP & CFO First Financial Bank, a NASDAQ listed Financial Institution • 1986-1992 Arthur Andersen & Co • 2006-2019 SEVP & CCO Southern States Bank • 1986-2006 Credit Admin, Commercial Loan Officer and Market President Regions Bank • 2006-2019 SEVP & President Central Region Southern States Bank • 1996-2006 Senior Vice President Colonial Bank • 1992-1996 Vice President SouthTrust Bank

6 $0.1 $0.2 $0.2 $0.2 $0.3 $0.3 $0.3 $0.5 $0.6 $0.7 $0.9 $1.1 $1.3 $1.8 $2.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2007 Our History and Growth Source: S&P Global Market Intelligence; Company Documents Dollars in billions H is to ri ca l H ig hl ig ht s August 2007 Established Anniston, AL headquarters and Opelika, AL Office with $31 million in capital at $10.00 per share May 2012 Acquired Alabama Trust Bank in Sylacauga, AL 2015 Opened offices in Huntsville, AL, Carrollton, GA, and an LPO in Atlanta, GA Acquired Columbus Community Bank in Columbus, GA and opened a second location in Columbus February 2017 Completed $3.4 million local capital raise at $14 per share 2018 Established a full-service banking office in Newnan, GA 2020 through Q4 2022 Hired 4 commercial bankers in Georgia franchise Completed $48.0 million subordinated debt offering Anniston Opelika Anniston Mobile Huntsville Tuscaloosa Dothan Savannah Columbus Birmingham Huntsville Montgomery Mobile Athens Tuscaloosa Albany Dothan Valdosta Montgomery Birmingham 16 20 75 65 65 59 65 65 59 Opelika Anniston Atlanta Total Assets ($B) September 2019 Closed acquisition of Small Town Bank in Wedowee, AL 2016 Opened Auburn, AL office Issued $4.5 million of 10-year subordinated notes Completed $41.2 million capital raise at $14 per share 2022 2 Branches 13 Branches and two LPOs Branch LPO 2008 Established a full-service banking office in Birmingham, AL

7 Columbus, GA $56.4 $56.7 $69.8 $73.1 $85.7 $67.8 Columbus MSA Auburn- Opelika MSA Birmingham MSA Huntsville MSA Atlanta MSA National Average 1.4% 2.5% 4.6% 4.6% 5.7% 2.9% Birmingham MSA Columbus MSA Auburn- Opelika MSA Huntsville MSA Atlanta MSA National Average Major Employers Market Highlights Robust Market Dynamics Creates Growth Opportunities Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Forbes; Money.com; Business Facilities; USA Today; Smartasset Financial Technology; US News; Auburn.edu - 9th largest Metro Area in the USA - Voted 3rd metro area for corporate headquarters - Ranked 13th Best Places for Business and Careers - 16 Fortune 500 companies headquartered in Atlanta - Largest market in Alabama - One of the lowest costs of living in America - A top 10 moving destination for new college graduates - University of Alabama Birmingham serves as an international leader in healthcare - Voted 3rd best place to live in the country by US News - Highest concentration of engineers in the US - A Top 10 best city for jobs in STEM - Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA’s Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command - One of the fastest growing MSAs in the Southeast - Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy - A U.S. city with most job growth per USA Today - Ranked 4th MSA for migration growth - Fort Benning Military Base • U.S. Army Infantry and Armor Training Post • Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion - Major companies headquartered include Aflac and Total Systems Services, Inc. Huntsville, AL Birmingham, AL Atlanta, GA ‘21 – ‘26 Projected Median HHI ($M) ‘21 – ‘26 Projected Population Growth (%) Auburn / Opelika, AL

8 $520 $622 $776 $951 $1,140 $1,556 $1,721 2016 2017 2018 2019 2020 2021 2022 $629 $736 $888 $1,095 $1,266 $1,774 $2,045 $67 $9 2016 2017 2018 2019 2020 2021 2022 $1,783 Loans / DepositsTotal Deposits ($M) Total Assets ($M) Total Loans ($M) Balance Sheet Growth Source: S&P Global Market Intelligence; Company Documents PPP Loans PPP Loans $1,333 $503 $567 $704 $840 $964 $1,241 $1,587 $67 $9 2016 2017 2018 2019 2020 2021 2022 $1,250 $1,030 95.5% 90.2% 90.0% 88.1% 90.4% 80.3% 92.2% 2016 2017 2018 2019 2020 2021 2022

9 Nonperforming Assets by Type Asset Quality Source: S&P Global Market Intelligence; Company Documents Dollars in millions (1) TDRs reflect COVID-19 relief under the CARES Act and bank regulatory COVID-19 relief in 2020 and 2021 Reserves / Loans NCOs / Avg. Loans $4.8 $3.1 $6.3 $15.4 (0.05%) 0.10% 0.02% 0.57% 0.07% $6.9 0.00% Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactively manage loan concentrations with all collateral types capped at approximately 50% of risk- based capital Caps periodically utilized when needed Proactive approach to resolving problem credits $1.8 $0.5 $3.9 $13.4 $3.4 $2.0 - $2.2 $2.9 $2.1 $1.8 $3.0 $1.8 $2.0 - $2.1 $0.1 $0.5 $0.6 $4.2 $10.2 $2.9 $2.9 0.4% 0.2% 0.6% 2.5% 1.3% 0.4% 0.3%$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2016 2017 2018 2019 2020 2021 2022 Nonaccruals ($mm) TDRs ($mm) OREO ($mm) NPAs / Loans + OREO $20.6 0.99% 1.02% 1.11% 1.11% 1.22% 1.19% 1.27% 2016 2017 2018 2019 2020 2021 2022 0.02% $7.2 (1)

10 Building Shareholder Value Our Strategic Focus Maintain focus on strong, profitable organic growth without compromising our credit quality Expand into new markets by hiring commercial bankers Focus on high growth markets and further expanding our Atlanta franchise Evaluate strategic acquisition opportunities Further grow our core deposit franchise Continue implementing technology to optimize customer service and provide efficient opportunities to scale the business Prudently manage capital between balance sheet growth and return to shareholders

11 Near-Term Outlook Loan balances expected to continue to grow at a modest pace compared to 2022 Deposit balances expected to increase slightly Net interest income expected to increase modestly as loans grow, though this will be somewhat offset by net interest margin declines  NIM expected to decrease as deposit betas increase Core noninterest income expected to be fairly consistent with Q4 2022 Quarterly adjusted noninterest expense is expected to increase slightly Credit metrics are currently strong and future provision levels are expected to consider both current and evolving economic conditions, as well as changes in credit Balanced approach to capital deployment with flexibility to support organic loan growth trajectory and cash dividend while evaluating stock repurchases Well-positioned to capitalize on additional accretive acquisition opportunities

Appendix

13 Non-GAAP Financial Measures Reconciliations (Three Months Ended) ($000) December 31, 2022 September 30, 2022 December 31, 2021 2022 2021 Net Income $10,592 $6,700 $4,058 $27,071 $18,567 Add: Net OREO gains — — 227 — 219 Less: Gain on sale of USDA loan — — — — 2,806 Less: Net gain on sale of branches 2,372 — — 2,372 — Less: BOLI benefit claim 774 — — 774 742 Less: Loss on securities (86) (143) (40) (632) (57) Less: Tax effect (549) 37 69 (418) (661) Core net income $8,081 $6,806 $4,256 $24,975 $15,956 Average assets $1,994,087 $1,966,556 $1,628,804 $1,893,044 $1,510,114 Core return on average assets 1.61% 1.37% 1.04% 1.32% 1.06% Net Income $10,592 $6,700 $4,058 $27,071 $18,567 Add: Net OREO gains — — 227 — 219 Add: Provision 1,938 1,663 732 5,605 2,982 Less: Gain on sale of USDA loan — — — — 2,806 Less: Net gain on sale of branches 2,372 — — 2,372 — Less: BOLI death benefits 774 — — 774 742 Less: Loss on securities (86) (143) (40) (632) (57) Add: Income Taxes 2,521 2,174 1,445 7,725 5,732 Pretax pre-provision core net income $11,991 $10,680 $6,502 $37,887 $24,009 Average assets $1,994,087 $1,966,556 $1,628,804 $1,893,044 $1,510,114 Pretax pre-provision core return on average assets 2.39% 2.15% 1.58% 2.00% 1.59% Net interest income $20,884 $19,435 $14,096 $71,338 $52,913 Add: Fully-taxable equivalent adjustments1 84 86 77 335 276 Net interest income - FTE $20,968 $19,521 $14,173 $71,673 $53,189 Net interest margin 4.38% 4.15% 3.68% 3.99% 3.78% Effect of fully-taxable equivalent adjustments1 0.01% 0.02% 0.02% 0.02% 0.02% Net interest margin - FTE 4.39% 4.17% 3.70% 4.01% 3.80% Total stockholders' equity $181,719 $170,325 $177,198 $181,719 $177,198 Less: Intangible assets 18,088 18,164 18,362 18,088 18,362 Tangible common equity $163,631 $152,161 $158,836 $163,631 $158,836 (Year Ended December 31)

14 Non-GAAP Financial Measures Reconciliations ($000) December 31, 2022 September 30, 2022 December 31, 2021 2022 2021 Core net income $8,081 $6,806 $4,256 $24,975 $15,956 Diluted weighted average shares outstanding 8,932,585 8,871,116 9,125,872 8,949,669 8,316,536 Diluted core earnings per share $0.90 $0.77 $0.47 $2.79 $1.92 Common shares outstanding at year or period end 8,706,920 8,705,920 9,012,857 8,706,920 9,012,857 Tangible book value per share $18.79 $17.48 $17.62 $18.79 $17.62 Total assets at end of period $2,044,866 $2,052,725 $1,782,592 $2,044,866 $1,782,592 Less: Intangible assets 18,088 18,164 18,362 18,088 18,362 Adjusted assets at end of period $2,026,778 $2,034,561 $1,764,230 $2,026,778 $1,764,230 Tangible common equity to tangible assets 8.07% 7.48% 9.00% 8.07% 9.00% Total average shareholders equity $176,769 $172,402 $175,913 $174,107 $157,277 Less: Average intangible assets 18,134 18,203 18,402 18,236 18,501 Average tangible common equity $158,635 $154,199 $157,511 $155,871 $138,776 Net income to common shareholders $10,592 $6,700 $4,058 $27,071 $18,567 Return on average tangible common equity 26.49% 17.24% 10.22% 17.37% 13.38% Average tangible common equity $158,635 $154,199 $157,511 $155,871 $138,776 Core net income $8,081 $6,806 $4,256 $24,975 $15,956 Core return on average tangible common equity 20.21% 17.51% 10.72% 16.02% 11.50% Net interest income $20,884 $19,435 $14,096 $71,338 $52,913 Add: Noninterest income 4,603 1,339 1,751 8,677 10,803 Less: Gain on sale of USDA loan — — — — 2,806 Less: Gain on sale of branches 2,600 — — 2,600 — Less: BOLI benefit claim 774 — — 774 742 Less: Loss on securities (86) (143) (40) (632) (57) Operating revenue $22,199 $20,917 $15,887 $77,273 $60,225 Expenses: Total noninterest expense $10,436 $10,237 $9,612 $39,614 $36,435 Less: Net OREO gains — — 227 — 219 Less: Loss on sale of branches 228 — — 228 — Adjusted noninterest expenses $10,208 $10,237 $9,385 $39,386 $36,216 Core efficiency ratio 45.98% 48.94% 59.07% 50.97% 60.13% 1 Assumes a 24.0% tax rate for the three and nine months ended September 30, 2022 and 2021; and a 23.5% tax rate for the three months ended June 30, 2022 (Year Ended December 31)(Three Months Ended)